UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of
The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): September 4, 2024

LOGITECH INTERNATIONAL S.A.
(Exact name of registrant as specified in its charter)

Canton of Vaud,	Switzerland	0-29174	None
(State or other jurisdiction of incorporation or organization)		(Commission File Number)	(I.R.S. Employer Identification No.)

Logitech International S.A.
EPFL - Quartier de l'Innovation
Daniel Borel Innovation Center
1015 Lausanne, Switzerland
c/o Logitech Inc.
3930 North First Street
San Jose,	California	95134
(Address of principal executive offices and zip code)

(510)	795-8500
(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐            Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐       Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐            Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐           Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Exchange Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Registered Shares	LOGN	SIX Swiss Exchange
Registered Shares	LOGI	Nasdaq Global Select Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. □

Item 5.07    Submission of Matters to a Vote of Security Holders

The Annual General Meeting of Shareholders (the “AGM”) of Logitech International S.A. (“Logitech” or the “Company”) was held on September 4, 2024. At the AGM, shareholders voted on the following proposals and cast their votes as follows:

Proposal 1: Approval of the Annual Report, the consolidated financial statements and the statutory financial statements of Logitech International S.A. for fiscal year 2024

For	Against	Abstain	Broker Non-Votes
82,429,245	77,206	517,063	3,352,021
99.91%	0.09%	N/A	N/A

Proposal 2: Advisory vote to approve Named Executive Officers Compensation for fiscal year 2024

For	Against	Abstain	Broker Non-Votes
66,074,749	16,624,642	324,123	3,352,021
79.90%	20.10%	N/A	N/A

Proposal 3: Advisory vote on the Swiss Statutory Compensation Report for fiscal year 2024

For	Against	Abstain	Broker Non-Votes
66,019,238	16,654,174	350,102	3,352,021
79.86%	20.14%	N/A	N/A

Proposal 4: Advisory vote on the Swiss Statutory Non-Financial Matters Report for fiscal year 2024

For	Against	Abstain	Broker Non-Votes
84,719,926	1,240,934	414,675	3,352,021
98.56%	1.44%	N/A	N/A

Proposal 5: Appropriation of available earnings and declaration of dividend

For	Against	Abstain	Broker Non-Votes
82,862,035	77,589	83,890	3,352,021
99.91%	0.09%	N/A	N/A

Proposal 6: Release of the Board of Directors and Executive Officers from liability for activities during fiscal year 2024

For	Against	Abstain	Broker Non-Votes
80,161,057	1,508,991	956,493	3,352,021
98.15%	1.85%	N/A	N/A

Proposal 7: Re-elections and elections to the Board of Directors
Proposal 7.A: Re-election of Ms. Wendy Becker

For	Against	Abstain	Broker Non-Votes
77,953,566	4,722,340	347,608	3,352,021
94.29%	5.71%	N/A	N/A

Proposal 7.B: Re-election of Dr. Edouard Bugnion to the Board of Directors

For	Against	Abstain	Broker Non-Votes
82,738,790	118,154	166,570	3,352,021
99.86%	0.14%	N/A	N/A

Proposal 7.C: Re-election of Mr. Guy Gecht to the Board of Directors

For	Against	Abstain	Broker Non-Votes
82,143,405	756,613	123,496	3,352,021
99.09%	0.91%	N/A	N/A

Proposal 7.D: Re-election of Mr. Christopher Jones to the Board of Directors

For	Against	Abstain	Broker Non-Votes
82,243,473	603,563	176,478	3,352,021
99.27%	0.73%	N/A	N/A

Proposal 7.E: Re-election of Ms. Marjorie Lao to the Board of Directors

For	Against	Abstain	Broker Non-Votes
80,731,611	2,129,129	162,774	3,352,021
97.43%	2.57%	N/A	N/A

Proposal 7.F: Re-election of Ms. Neela Montgomery to the Board of Directors

For	Against	Abstain	Broker Non-Votes
77,131,544	5,743,263	148,707	3,352,021
93.07%	6.93%	N/A	N/A

Proposal 7.G: Re-election of Mr. Kwok Wang Ng to the Board of Directors

For	Against	Abstain	Broker Non-Votes
82,142,544	701,082	179,888	3,352,021
99.15%	0.85%	N/A	N/A

Proposal 7.H: Re-election of Ms. Deborah Thomas to the Board of Directors

For	Against	Abstain	Broker Non-Votes
80,322,539	671,134	2,029,841	3,352,021
99.17%	0.83%	N/A	N/A

Proposal 7.I: Re-election of Mr. Sascha Zahnd to the Board of Directors

For	Against	Abstain	Broker Non-Votes
82,058,072	794,111	171,331	3,352,021
99.04%	0.96%	N/A	N/A

Proposal 7.J: Election of Mr. Donald Allan to the Board of Directors

For	Against	Abstain	Broker Non-Votes
79,284,697	3,574,367	164,450	3,352,021
95.69%	4.31%	N/A	N/A

Proposal 7.K: Election of Ms. Johanna ‘Hanneke’ Faber to the Board of Directors

For	Against	Abstain	Broker Non-Votes
73,839,012	8,996,026	188,476	3,352,021
89.14%	10.86%	N/A	N/A

Proposal 7.L: Election of Mr. Owen Mahoney to the Board of Directors

For	Against	Abstain	Broker Non-Votes
81,779,059	1,066,567	177,888	3,352,021
98.71%	1.29%	N/A	N/A

Proposal 8: Election of the Chairperson of the Board
Proposal 8.A: Election of Ms. Wendy Becker as Chairperson of the Board

For	Against	Abstain	Broker Non-Votes
70,921,192	11,661,405	440,917	3,352,021
85.88%	14.12%	N/A	N/A

Proposal 8.B: Shareholder Proposal of Mr. Daniel Borel to elect Mr. Guy Gecht as Chairperson of the Board

For	Against	Abstain	Broker Non-Votes
11,573,445	71,135,862	314,207	3,352,021
13.99%	86.01%	N/A	N/A

Proposal 9: Re-elections and elections to the Compensation Committee
Proposal 9.A: Re-election of Ms. Neela Montgomery to the Compensation Committee

For	Against	Abstain	Broker Non-Votes
75,273,298	7,560,846	189,370	3,352,021
90.87%	9.13%	N/A	N/A

Proposal 9.B: Re-election of Mr. Kwok Wang Ng to the Compensation Committee

For	Against	Abstain	Broker Non-Votes
80,244,800	2,564,464	214,250	3,352,021
96.90%	3.10%	N/A	N/A

Proposal 9.C: Election of Ms. Deborah Thomas to the Compensation Committee

For	Against	Abstain	Broker Non-Votes
78,469,385	4,370,989	183,140	3,352,021
94.72%	5.28%	N/A	N/A

Proposal 9.D: Election of Mr. Donald Allan to the Compensation Committee

For	Against	Abstain	Broker Non-Votes
78,918,914	3,048,935	1,055,665	3,352,021
96.28%	3.72%	N/A	N/A

Proposal 10: Approval of Compensation for the Board of Directors for the 2024 to 2025 Board Year

For	Against	Abstain	Broker Non-Votes
78,555,955	4,194,457	273,102	3,352,021
94.93%	5.07%	N/A	N/A

Proposal 11: Approval of Compensation for the Group Management Team for fiscal year 2026

For	Against	Abstain	Broker Non-Votes
67,598,678	15,180,022	244,814	3,352,021
81.66%	18.34%	N/A	N/A

Proposal 12: Re-election of KPMG AG as Logitech’s auditors and ratification of the appointment of KPMG LLP as Logitech’s independent registered public accounting firm for fiscal year 2025

For	Against	Abstain	Broker Non-Votes
85,465,127	747,166	163,242	—
99.13%	0.87%	N/A	—

Proposal 13: Re-election of Etude Regina Wenger & Sarah Keiser-Wüger as Independent Representative

For	Against	Abstain	Broker Non-Votes
82,495,977	425,915	101,622	3,352,021
99.49%	0.51%	N/A	N/A

Under the Company's Articles, abstentions are not counted towards the calculation of the majority required for passage of the proposals, except when Swiss law requires approval of a qualified majority of at least two-thirds of the votes and a majority of the nominal value of the shares, each as represented at the AGM.

Item 8.01 Other Events

With respect to the dividend approved under Proposal 5 described under Item 5.07 above, the Company has announced that the ex-dividend date (the first trading day without the right to receive the dividend payment) is expected to be Monday, September 23, 2024 on both the SIX Swiss Exchange and the Nasdaq Global Select Market, the record date is expected to be Tuesday, September 24, 2024, and the payment date is expected to be Wednesday, September 25, 2024. In order to be eligible to receive the dividend payment, Logitech shares must be purchased by the end of the official trading day on the SIX Swiss Exchange or the Nasdaq Global Select Market on Friday, September 20, 2024. Information regarding the pending dividend can be found on the Dividend page of the Logitech Investor Relations site within the Company’s corporate website.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Logitech International S.A.

/s/ Matteo Anversa
Matteo Anversa
Chief Financial Officer

/s/ Samantha Harnett
Samantha Harnett
Chief Legal Officer
September 9, 2024